UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 8, 2010
CONEXANT SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24923	25-1799439
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

4000 MacArthur Boulevard Newport Beach, California	92660-3095
(Address of Principal Executive Offices)	(Zip Code)
(949) 483-4600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
ITEM 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23
EX-99.1
EX-99.2
EX-99.3

ITEM 8.01 Other Events.
     Conexant Systems, Inc. (the “Company”) is filing this Current Report on Form 8-K solely to revise certain information in the Company’s Annual Report on Form 10-K for the year ended October 2, 2009, as amended (the “2009 Form 10-K”), in connection with the adoption of FASB ASC 470-20 (FSP APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”, or FASB ASC 470-20 (FSP APB 14-1)).
FASB ASC 470-20 (FSP APB 14-1) requires issuers of certain convertible debt instruments that may be settled wholly or partially in cash on conversion or settlement to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuers’ nonconvertible debt borrowing rate. The Company adopted FASB ASC 470-20 (FSP APB 14-1) as of October 3, 2009. FASB ASC 470-20 (FSP APB 14-1) requires retrospective application for all periods presented; early adoption was not permitted. . The retrospective application of FASB ASC 470-20 (FSP APB 14-1) resulted in the recognition of additional interest expense of $13.5 million, $12.9 million, and $11.8 million in each of 2009, 2008 and 2007, respectively. Additionally, this retrospective application increased the Company’s net loss by $13.5 million, $12.9 million, and $11.8 million in 2009, 2008 and 2007, respectively. Comparative financial statements of prior years included in this Form 8-K have been recast to apply this new accounting standard retrospectively. In addition, in our Quarterly Report on Form 10-Q for the period ended January 1, 2010, we adjusted the unaudited condensed consolidated financial statements for the quarter ended January 2, 2009 to reflect the retrospective application of FASB ASC 470-20 (FSP APB 14-1).
     The following information included in the 2009 Form 10-K is being revised in the exhibits attached to, and included in, this Form 8-K to reflect the retrospective application of FASB ASC 470-20 (FSP APB 14-1), and such information supersedes in its entirety the information in Items 6, 7 and 8 of the 2009 Form 10-K:
•	Selected Consolidated Financial Data for the years ended September 30, 2005 through October 2, 2009 (included in Part II, Item 6 of the 2009 Form 10-K)

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended October 2, 2009, October 3, 2008 and September 28, 2007 (included in Part II, Item 7 of the 2009 Form 10-K)

•	Consolidated Financial Statements as of October 2, 2009 and October 3, 2008 and for the years ended October 2, 2009, October 3, 2008 and September 28, 2007 and notes to the consolidated statements (included in Part II, Item 8 of the 2009 Form 10-K)
     The information in this Form 8-K and the exhibits hereto have not been updated to reflect any event or development occurring after November 25, 2009, the date on which the Company filed its 2009 Form 10-K, other than with respect to the Company’s adoption of FASB ASC 470-20 (FSP APB 14-1). This Current Report on Form 8-K should be read in conjunction with the 2009 Form 10-K and the Company’s other Securities and Exchange Commission filings since the filing date of the 2009 Form 10-K.

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Exhibit
23	Consent of Deloitte & Touche LLP

99.1	Selected Financial Data (superseding Part II, Item 6 of the 2009 Form 10-K)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II, Item 7 of the 2009 Form 10-K)

99.3	Financial Statements and Supplementary Data of the Form 10-K (superseding Part II, Item 8 of the 2009 Form 10-K)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)
Date: February 8, 2010	By:	/s/ JEAN HU
		Name:	Jean Hu
		Title:	Chief Financial Officer, Treasurer and Senior Vice President, Business Development

EXHIBIT INDEX

Exhibit
No.	Exhibit
23	Consent of Deloitte & Touche LLP

99.1	Selected Financial Data (superseding Part II, Item 6 of the 2009 Form 10-K)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II, Item 7 of the 2009 Form 10-K)

99.3	Financial Statements and Supplementary Data of the Form 10-K (superseding Part II, Item 8 of the 2009 Form 10-K)